     VANGUARD
     NEW YORK
     INSURED
  TAX-FREE FUND

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard New York Insured Tax-Free Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

                                   [FIGURE 1]

                      JOHN C. BRENNAN    JOHN C. BOGLE

   As Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.



   I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

   As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

   In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

/s/  JOHN C. BOGLE

VANGUARD NEW YORK INSURED TAX-FREE FUND SEEKS A HIGH LEVEL OF INCOME THAT IS EXEMPT FROM FEDERAL AS WELL AS NEW YORK STATE PERSONAL INCOME TAXES, BY INVESTING PRIMARILY IN INSURED LONG-TERM MUNICIPAL BONDS ISSUED BY NEW YORK STATE AND LOCAL MUNICIPALITIES. THE FUND ALSO INVESTS IN BONDS FOR WHICH VANGUARD OBTAINS INSURANCE COVERAGE, A FEATURE WHICH REDUCES CREDIT RISK AND HELPS TO ASSURE THE TIMELY PAYMENTS OF PRINCIPAL AND INTEREST.

CHAIRMAN'S LETTER


DEAR SHAREHOLDER:

The 1995 fiscal year for Vanguard State Tax-Free Funds, which ended on November 30, presented a sharp contrast to fiscal 1994. During our prior fiscal year, long-term interest rates rose sharply, engendering a commensurate drop in bond prices; during our most recent fiscal year, long-term interest rates fell steadily, driving bond prices upward. In the short-term arena, tax-exempt interest rates moved lower during the 1995 fiscal year, but the yields on our State Money Market Portfolios actually edged higher.

     The net result of the turnabout in the course of long-term interest rates was greatly enhanced returns to the shareholders of our Insured Long-Term Portfolios. Given the relatively low interest rate environment that prevailed during fiscal 1995 in the tax-exempt money markets, shareholders in our various State Money Market Portfolios earned modest returns. Nonetheless, our Money Market Portfolios' returns were comfortably above the returns achieved by their respective competitive benchmarks. The detailed fiscal year results for each of our State Tax-Free Portfolios, including net asset values and dividends for the year, as well as current yields, are presented in a table at the conclusion of this letter.

     Over the past twelve months, the STATE MONEY MARKET PORTFOLIOS provided returns in the area of +3.7%. As we would expect, all of our Portfolios' net asset values remained at $1.00 per share throughout the year. The table below provides an overview of each Portfolio's twelve-month total return, as well as its yield at the beginning and the end of the fiscal YEAR:


--------------------------------------------------------
                       TOTAL              SEVEN-DAY
                       RETURN         ANNUALIZED YIELD
                 ---------------   ---------------------
MONEY MARKET        YEAR ENDED       NOV. 30,  NOV. 30,
PORTFOLIO          NOV. 30, 1995       1995      1994
--------------------------------------------------------
CALIFORNIA             +3.7%           3.61%      3.44%
PENNSYLVANIA           +3.7            3.64       3.51
NEW JERSEY             +3.6            3.57       3.34
OHIO                   +3.8            3.71       3.47
--------------------------------------------------------

Modest though these yields may be, they accrue to investors without taxation at either the Federal level or the state and local levels in the respective states. What's more, the yield of each Portfolio represents a nice enhancement over the yield available from comparable competitive funds.

     The STATE INSURED LONGER-TERM PORTFOLIOS recouped all of last year's capital losses--and then some--turning in their best overall year of performance since our first Insured Portfolios began operations in April 1986. The following table summarizes the fiscal year total returns (capital change plus income) for all of the Insured Longer-Term Portfolios. To provide some perspective on just how beneficial the falling interest rates of the past twelve months have been for holders of longer-term bonds, this table breaks down our Portfolios' total returns into their income and capital components:

----------------------------------------------------------------------
                                          INVESTMENT RETURNS
                                   ------------------------------
                                               YEAR ENDED
                                            NOVEMBER 30, 1995
                                   ------------------------------
INSURED LONGER-TERM PORTFOLIO       INCOME      CAPITAL       TOTAL
----------------------------------------------------------------------
CALIFORNIA
   INTERMEDIATE-TERM                 +5.6%       + 8.3%        +13.9%
CALIFORNIA LONG-TERM                 +6.5        +13.6         +20.1
NEW YORK LONG-TERM                   +6.4        +13.5         +19.9
PENNSYLVANIA LONG-TERM               +6.5        +12.0         +18.5
NEW JERSEY LONG-TERM                 +6.4        +13.3         +19.7
OHIO LONG-TERM                       +6.4        +13.1         +19.5
FLORIDA LONG-TERM                    +6.3        +13.8         +20.1
----------------------------------------------------------------------

The generous positive capital returns exhibited in the table present a dramatic contrast to the sharply negative capital returns of one year ago. It should go without saying that, for investors in longer-term bond funds, this kind of year-to-year principal volatility more or less comes with the territory. With that caveat in mind, it would not be unexpected if the capital reward of fiscal 1995 were to revert to a capital penalty sooner or later in another fiscal year.

     The Portfolios' strong absolute returns of the past year also stack up pretty well relative to the results of their two most appropriate performance

[FIGURE 2]

      Average Annual Total Returns--Periods Ended November 30, 1995
------------------------------------------------------------------------
                                                              Since
                                      1 Year    5 Years    Inception*
------------------------------------------------------------------------
VANGUARD NY TAX-FREE FUND             +19.90%     +9.13%       +7.65%
AVERAGE NY MUNICIPAL FUND             +19.38      +8.58        +7.25
LEHMAN MUNICIPAL BOND INDEX           +18.90      +8.72        +8.41

*Inception, April 7, 1986.

 Note: Past performance is not predictive of future performance.

benchmarks: the unmanaged Lehman Municipal Bond Index and the average competitive fund in each respective state category. The chart above shows the cumulative returns earned by the New York Insured Tax-Free Fund since its inception in April 1986, compared with each of these benchmarks.

     You will note that the +7.6% annualized return for the New York Insured Tax-Free Fund was a bit ahead of the +7.3% annualized return for the average New York insured municipal fund. Despite our emphasis on high quality and our reliance on the extra credit safety of insured bonds, our cost advantage carried the day. However, our return fell shy of the +8.4% return for the Lehman Municipal Bond Index. As you know, the Lehman Index is a tough standard for all state tax-free funds, given that it exists in a world devoid of fund operating expenses and transaction costs. While we endeavor to exceed this Index standard after our expenses, doing so on a consistent basis may prove to be a large challenge.

THE FISCAL YEAR IN REVIEW

Above all, fiscal 1995 can be viewed as a year of recovery in the bond market. On balance for the fiscal year, the yield on the long-term U.S. Treasury bond tumbled from 8.0% to 6.1%, a precipitous drop of 190 basis points, equivalent to a +26% price increase excluding the generous interest coupon. The yield on the 90-day U.S. Treasury bill also declined--albeit not nearly as sharply--beginning the fiscal year at 5.8% and ending at 5.5%.

     During this same period, the municipal bond market moved in similar fashion; however, the decline in long-term municipal bond yields was somewhat more subdued. On balance for the fiscal year, yields on high-grade municipal bonds fell from 6.9% to 5.5%, engendering a price increase of +20%. Yields on top-grade (MIG 1) municipal notes declined from 3.8% to 3.5%.

     In my view, the abrupt decline in long-term interest rates over the past twelve months was related

[FIGURE 3]

to several contributing factors. Most importantly, we should not lose sight of the fact that interest rates had risen virtually without interruption in the months leading up to the commencement of our 1995 fiscal year, reaching a peak in November 1994. This climb in rates was engendered largely by investors' fears about a resurgence of inflation. With the Federal Reserve Board raising the Federal funds rate (the rate at which banks borrow from one another) an unprecedented seven times in the 13 months from February 1994 to February 1995, these inflation fears certainly seemed well-founded.

     Although restrictive monetary policy often fails to deliver the desired result, in this case the Fed's medicine seemed to work as intended. That is, U.S. economic growth slowed and inflation concerns gradually dissipated. Reflecting this renewed investor optimism, long-term rates did an about-face beginning in late January 1995 and began to move steadily lower. By the time the summer of 1995 began, the Fed felt free to relax its stern monetary policy and actually reduced the Federal funds rate by 1/4 of 1% to 5 3/4%.*

     The chart to the left should place the events of the past two fiscal years into a somewhat longer run perspective. You will note that the first three years witnessed a steady downtrend in rates, followed by the abrupt two-year cycle that I just described. Yet, when all is said and done, yields on long-term municipal bonds today remain generally below the levels maintained during fiscal 1991-1992. In other words, despite the "slings and arrows" of the recent volatile period, the prices of municipal bonds are higher today than during the early years of the period.

     It is interesting to trace the relative yields of long and short municipals over the past five years. You can see in the lower chart that the difference between the two yields--the "spread," if you will--has come virtually full circle over the past five years. It stood at 135 basis points (1.35%) at the beginning of fiscal 1991, climbed to nearly 400 basis points by the end of fiscal 1992, and has narrowed considerably since then, moving back to roughly 200 basis points at the close of the past fiscal year. What this means is that investors who choose to extend the maturity of their bond holdings earn a much lower risk premium today than they did some three years ago.

TAX-EXEMPT VERSUS TAXABLE YIELDS

It is perhaps obvious that the reason investors are willing to accept relatively lower yields from municipal bonds is the tax-exempt status of these securities. While the after-tax advantage of municipals is often taken for granted, whether municipals represent an appropriate alternative depends importantly on: (1) the investor's tax bracket; and (2) the yield spread between taxable and tax-exempt securities.

     When I wrote to you one year ago in my 1994 Chairman's letter, I noted that, for investors in the highest marginal tax bracket, long-term municipal bonds provided 44% higher after-tax income

------------------
* Another reduction, to 5 1/2%, was implemented shortly after the close of our fiscal year.

compared to Federally taxable U.S. Treasury bonds. Today, that yield advantage has widened to 49%. However, on the short side of the yield spectrum, the after-tax yield premium of MIG 1 notes over U.S. Treasury bills has shrunk, from 9% to 6%. This table presents a comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1995, assuming a $100,000 investment:

-------------------------------------------------------
                          ILLUSTRATION OF INCOME ON
                       HYPOTHETICAL $100,000 INVESTMENT
                       --------------------------------
                              LONG-TERM    SHORT-TERM
-------------------------------------------------------
TAXABLE GROSS INCOME          $ 6,100       $ 5,500
LESS TAXES (39.6%)             (2,400)       (2,200)
                               -------       -------
NET AFTER-TAX INCOME            3,700         3,300
-------------------------------------------------------
TAX-EXEMPT INCOME             $ 5,500       $ 3,500
-------------------------------------------------------
INCREASE IN
   AFTER-TAX INCOME           $ 1,800       $   200
-------------------------------------------------------
PERCENTAGE INCREASE               +49%           +6%
-------------------------------------------------------

Table assumes current yields (as of November 30, 1995) of 6.1% for U.S. Treasury bonds, 5.5% for U.S. Treasury bills, 5.5% for long-term municipal bonds, and 3.5% for short-term municipal notes.

The table provides a good indication of the kind of boost in after-tax income that a high-tax-bracket investor might receive by investing in a state tax-free bond fund rather than a Federally taxable U.S. Treasury bond fund. However, given the speed with which interest rates can fluctuate, the illustration should not be considered a representation of future results.

     In fairness, I should also add that this is not entirely an "apples to apples" comparison. As you know, U.S. Treasury bonds are backed by the full faith and credit of the U.S. government; municipal bonds, on the other hand, are subject to some degree of credit risk. More to the point, state-specific funds entail an incremental risk engendered by their high concentration of investments in discrete economic regions of the country. This risk is mitigated to a tremendous extent in our Insured Longer-Term Portfolios through the use of private portfolio insurance for virtually all of the bonds held in the portfolios. This insurance effectively guarantees the full payment of annual income and, at maturity, principal for all of the insured bonds that we hold. As a result, each of our Insured Longer-Term Portfolios carries an implied average quality rating of Aaa, the highest rating accorded by Moody's Investors Services.

     In the case of our State Tax-Free Money Market Portfolios, similar portfolio insurance generally is not available. Thus, the burden of assuring the creditworthiness of each individual portfolio holding rests squarely on the shoulders of the professional money managers in Vanguard's Fixed Income Group. I am pleased to say that they have handled this task over the years with considerable diligence, emphasizing high-quality and credit-enhanced securities. (This "credit enhancement" consists largely of irrevocable letters of credit from high-quality banks guaranteeing the timely payment of interest and principal.) Their efforts have resulted in each of the holdings in our Money Market Portfolios earning Moody's highest rating--or the equivalent--for shorter-term instruments.

     Notwithstanding the quality of our portfolio holdings, investors in all money market funds should bear in mind that their investments are not guaranteed by the Federal Deposit Insurance Corporation, as would be the case for an investment in a bank account or a certificate of deposit. There is also no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. However, we believe that our diligent credit analysis and strict adherence to conservative average maturity guidelines will go a long way toward protecting the interests of our shareholders.

IN SUMMARY

When I wrote to you in my Annual Report one year ago, near the low point in the tax-exempt bond market, I was optimistic enough to predict that "during fiscal 1995 the probabilities now favor greater stability in long-term tax-exempt rates, and somewhat higher short-term rates." As it turns out, short rates actually slipped a bit lower, and I was not nearly optimistic enough on the bond side, as a strong rebound in the bond market commenced virtually in lock-step with the start of the new fiscal year. This recovery--reflecting the traditional view that the dawn inevitably follows the darkness--provided a substantive enhancement to shareholders in our Insured Longer-Term Portfolios. It also reinforced the value of my traditional admonition to shareholders to "stay the course."

     In the coming year, we, too, fully intend to stay the course that has served our investors so well for so many years. We will continue to focus on providing returns that exceed those of appropriate competitive standards, but we will do so with the highest standards of credit quality. While high credit quality typically comes at a price--i.e., lower gross yields--our shareholders, thanks to our exceptionally low expense ratios, need not sacrifice income for quality. Indeed, while the average competitive state tax-free fund charges annual expenses at the rate of 0.83% of average net assets, our Vanguard State Tax-Free Portfolios incur an expense ratio of but 0.20%. This remarkable annual benefit of 63 basis points is available through the Vanguard State Tax-Free Funds with no sacrifice in quality. The resulting higher yields in a higher-quality bond fund is as close to the proverbial "free lunch" as you are likely to see.

Thank you for your continued support and commitment to Vanguard, and I look forward to reporting to you again six months hence.


Sincerely,

/s/ JOHN C. BOGLE
John C. Bogle
Chairman of the Board

December 20, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

A FEW WORDS ABOUT POSSIBLE CHANGES IN THE TAX LAW

In our last Semi-Annual Report, we mentioned that potential changes in the tax laws had impacted the tax-exempt bond market, resulting in an unusually large after-tax yield advantage for municipal bonds. Since then, Congress has continued to debate the merits of a "flat tax," with no definitive resolution in sight. Given this uncertainty, the current yield on municipal bonds remains at approximately 90% of the yield on taxable U.S. Treasuries. As a result, an investor in the highest marginal tax bracket (40%), can earn an after-tax yield of about 3.7% (60% of 6.1%) on a U.S. Treasury bond, compared to 5.5% on a high-grade municipal bond--an increase of nearly 50% in after-tax income.

     Until the long-term implications of a revised tax code become clearer, we would caution municipal bond investors to give careful consideration before making precipitate changes in the allocation of their holdings of municipal bonds. In the meantime, we will keep you abreast of our views on the possible effects of any proposed legislation that could materially impact the tax status of your holdings in Vanguard State Tax-Free Funds.


---------------------------------------------------------------------------------------------------------------------
                                                               Net Asset Value
                            Total                                 Per Share
                       Net Assets                             -------------------        Twelve Months
                       (Millions)       Average    Average    Nov. 30,   Nov. 30,      ----------------      Current
Portfolio           Nov. 30, 1995      Maturity   Quality*       1994        1995    Dividends Total Return   Yield**
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
     CALIFORNIA . . . .   $1,202        65 DAYS      MIG 1      $ 1.00     $ 1.00        $.036       +3.7%      3.61%
     PENNSYLVANIA . . .    1,200        36 DAYS      MIG 1        1.00       1.00         .036       +3.7       3.64
     NEW JERSEY . . . .      859        57 DAYS      MIG 1        1.00       1.00         .035       +3.6       3.57
     OHIO . . . . . . .      178        57 DAYS      MIG 1        1.00       1.00         .037       +3.8       3.71
---------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE-TERM
     CALIFORNIA . . . .  $   206      7.1 YEARS        Aaa      $ 9.64     $10.44        $.511      +13.9%      4.61%
INSURED LONG-TERM
     CALIFORNIA . . . .      975     13.1 YEARS        Aaa        9.92      11.27         .602      +20.1       5.15
     NEW YORK . . . . .      859     10.5 YEARS        Aaa        9.70      11.01         .581      +19.9       4.97
     PENNSYLVANIA . . .    1,569     10.3 YEARS        Aaa       10.07      11.28         .612      +18.5       5.09
     NEW JERSEY . . . .      796     10.7 YEARS        Aaa       10.40      11.78         .623      +19.7       4.90
     OHIO . . . . . . .      197      9.3 YEARS        Aaa       10.28      11.63         .610      +19.5       5.01
     FLORIDA. . . . . .      423     14.1 YEARS        Aaa        9.61      10.94         .560      +20.1       5.08
---------------------------------------------------------------------------------------------------------------------

 *MIG 1 and Aaa are Moody's highest ratings for short-term and long-term municipal bonds, respectively.

**Money Market Portfolios' yields are 7-day annualized yields; others are 30-day SEC yields.

  Note: The shares of each of the Vanguard "single-state"
  Portfolios are available for purchase solely by residents of the designated states.

                                                    AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                                      SINCE INCEPTION
                                                                                 ---------------------------
                                              INCEPTION                          TOTAL      INCOME   CAPITAL
                                                 DATE       1 YEAR    5 YEARS    RETURN     RETURN    RETURN
                                              ---------     ------    -------    ------    --------   -------
CALIFORNIA INSURED INTERMEDIATE-TERM            3/4/94     + 8.79%       --     +6.98%     +5.09%    +1.89%
CALIFORNIA INSURED LONG-TERM                    4/7/86     +10.73     +9.00%    +7.79      +6.51     +1.28
CALIFORNIA MONEY MARKET                         6/1/87     + 3.62     +3.28     +4.15      +4.15      0.00
NEW YORK INSURED TAX-FREE                       4/7/86     +11.06     +9.40     +7.39      +6.50     +0.89
PENNSYLVANIA INSURED LONG-TERM                  4/7/86     +10.10     +9.36     +8.05      +6.70     +1.35
PENNSYLVANIA MONEY MARKET                      6/13/88     + 3.60     +3.31     +4.16      +4.16      0.00
NEW JERSEY INSURED LONG-TERM                    2/3/88     +10.98     +9.21     +8.58      +6.50     +2.08
NEW JERSEY MONEY MARKET                         2/3/88     + 3.52     +3.26     +4.14      +4.14      0.00
OHIO INSURED LONG-TERM                         6/18/90     +10.78     +9.13     +8.77      +6.03     +2.74
OHIO MONEY MARKET                              6/18/90     + 3.70     +3.34     +3.48      +3.48      0.00
FLORIDA INSURED TAX-FREE                        9/1/92     +11.14        --     +7.63      +5.45     +2.18

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PLEASE NOTE THAT AN INVESTMENT IN A MONEY MARKET FUND, SUCH AS THE MONEY MARKET PORTFOLIOS OF VANGUARD STATE TAX-FREE FUNDS, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      REPORT FROM THE INVESTMENT ADVISOR

STATE INSURED LONG-TERM PORTFOLIOS

     It seems hard to believe that just one year ago we experienced the worst price decline for the fixed-income markets since the 1920s. A powerful market rally during 1995 has recaptured 1994's "lost ground." In retrospect, we are reminded of the relevance of our Chairman's advice to "stay the course" in weathering periods of market volatility.

     The Federal Reserve's 1994 tightening of monetary policy helped raise short-term interest rates, which translated into a slowing of economic activity this year. Such slowing has diminished inflationary pressure. Fixed-income investors responded by aggressively buying bonds. During our 1995 fiscal year, the yield on the 30-year Treasury bond fell 1.9 percentage points (from 8.0% to 6.1%). During the same period, the yield on high-grade, long-term municipal bonds fell 1.4 percentage points (from 6.9% to 5.5%). Naturally, the decline in interest rates has positively affected the share prices of the State Insured Longer-Term Portfolios. This year has provided exceptionally good performance.

     Specific to the municipal market, the Orange County bankruptcy and the rumblings of a new Federal "flat tax" structure were pivotal events. First, Orange County filed for bankruptcy in December of 1994. During the first six months of 1995, County officials wrestled with several alternatives to "balance the books." By the end of our fiscal year, the County appeared to be slowly making progress through budget cuts, revenue sharing agreements, and the rollover of short-term credit obligations. Ultimately, we expect that Orange County will emerge from bankruptcy, but the process will be long and is not yet clearly defined.

     It is important to note again that the Vanguard Portfolios did not and do not have any direct exposure to Orange County debt. To be sure, this geographically specific event underscores the advantages of the extra level of credit protection offered by insured bonds in municipal portfolios.

     In contrast, there is very little protection we can offer against the seemingly all too frequent changes in tax policy proposed by the various branches of the Federal government. The latest discussions regarding a flat tax have aroused great concern throughout the municipal market. A flat tax, if enacted, will eliminate the current system's progression of increasing marginal tax rates and replace it with a single lower level for all earned income. This would require the abandonment of all or most tax deductions, exemptions, and credits.

     With some proposals, unearned income (interest, dividends, or capital gains) will not be taxed. Under this scenario, municipal obligations would lose their unique tax-exempt status. This would reduce the attractiveness of municipal issues relative to their taxable brethren. Market participants have already begun to factor in this potential unattractiveness. The yield on long-term, high-quality municipal bonds has risen from 86.3% of the 30-year Treasury bond yield at the beginning of the year to 90.2% at the close. Certainly, it is far too early to forecast the ultimate outcome of the flat tax legislative proposals, but without the support of the current administration it is doubtful that any changes will occur prior to the 1996 Presidential elections. In the meantime, shareholders can enjoy the very attractive after-tax yield advantage of municipal bonds.

     For the State Insured Portfolios, the past year has held great rewards for investors who "stayed the course." However, as interest rates have now returned to historically low levels, we are hesitant to suggest bond prices will continue on this course through next year. Regardless, investors' paramount focus should be on long-term objectives. Whatever direction interest rates move from year to year, Vanguard will continue to combine low expenses with the conservative management of high-quality Federal and state tax-exempt portfolios. We believe the outcome is a superior and durable investment.

STATE MONEY MARKET PORTFOLIOS

The beginning of the fiscal year proved to be rocky for the short-term municipal market. Not long after the Orange County debacle, the Japanese banking industry came under fire, resulting in the downgrading of several large Japanese banks. The Daiwa Bank trading scandal further tarnished the reputation of the Japanese banking industry. We are pleased to report that Vanguard Money Market Portfolios managed to safely navigate through these murky waters. The Portfolios had no exposure to Orange County notes, nor did we hold any issues backed by Daiwa Bank.

     Notwithstanding the credit problems overshadowing the municipal money market, prices on short-term municipals moved higher over the fiscal year. One area of strength came from a phenomenal rally in the Treasury market. Evidence of slow growth and low inflation pushed yields on one-year Treasury bills lower by nearly -1.5% to 5.4% for the fiscal year. Similarly, comparable high-quality, one-year municipal notes posted a -1.0% decline in yields over the same period. The Federal Reserve Board intervened two times during the fiscal year. The first was a tightening of monetary policy, the second an offsetting easing of policy. Since the close of our fiscal year, signs of continued economic weakness prompted the Fed to again lower the Federal funds rate (the rate banks charge each other for overnight loans) 25 basis points to 5.50%.

     Dividends for the Vanguard State Tax-Free Money Market Portfolios bucked the trend of overall interest rates by moving dramatically higher during the fiscal year. The average dividend rose more than +40% over this past year. The impetus for the change came from widening credit spreads for issues supported by Japanese banks, which led to a rise in average yields for all variable rate instruments. Variable rate securities, which account for roughly 50% of the Portfolios' composition, offset the decline in yields experienced in the broader market and pushed municipal money market yields higher. In conclusion, the growing number of risks in the marketplace underscore the advantage of maintaining high quality standards. Vanguard's conservative investment style and low expenses combine to provide shareholders with consistently superior relative returns.

Sincerely,

Ian A. MacKinnon         David E. Hamlin
Senior Vice President    Principal

Pamela W. Tynan          Danine A. Mueller
Principal                Principal

Reid O. Smith            Jerome J. Jacobs
Principal                Principal

Vanguard Fixed Income Group

December 28, 1995

                            STATEMENT OF NET ASSETS



                                                                           Face                            Market
                                                                         Amount                             Value
                                                                          (000)                            (000)+
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.3%)
------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (80.4%)
  Albany County GO
    5.00%, 10/1/05 (3)                                                $  2,000                         $  2,039
    5.00%, 10/1/06 (3)                                                   3,150                            3,192
    5.00%, 10/1/12 (3)                                                   4,400                            4,259
    7.00%, 1/15/05 (2)                                                   1,250                            1,381
  Albany Municipal Water
    Finance Auth.
    7.50%, 12/1/17 (1)                                                   2,080                            2,297
  Broome County Public Safety
    Facility Project
    5.25%, 4/1/15 (1)                                                    3,000                            2,971
  Buffalo & Erie Toll Bridge Auth.
    6.00%, 1/1/15 (1)                                                    4,500                            4,719
  Buffalo General Improvement
    6.75%, 3/1/06 (1)                                                    1,815                            2,051
    6.75%, 3/1/07 (1)                                                      390                              437
    6.75%, 3/1/09 (1)                                                      410                              455
    6.75%, 3/1/10 (1)                                                      380                              422
    6.75%, 3/1/11 (1)                                                      385                              427
  Buffalo Municipal Water
    Finance Auth.
    5.75%, 7/1/19 (4)                                                    7,450                            7,521
  Buffalo Sewer Auth. System Rev.
    5.00%, 7/1/12 (3)                                                    2,400                            2,324
    5.25%, 7/1/08 (3)                                                    3,500                            3,546
  Duchess County Resource Recovery
    Solid Waste System
    7.50%, 1/1/09 (3)                                                    2,000                            2,245
  Erie County GO
    6.10%, 1/15/06 (3)                                                   1,865                            2,059
    6.125%, 1/15/07 (3)                                                  1,660                            1,834
    6.125%, 1/15/09 (3)                                                    735                              807
    6.125%, 1/15/10 (3)                                                    735                              807
    6.125%, 1/15/11 (3)                                                    735                              806
    6.125%, 1/15/12 (3)                                                    735                              805
  Erie County Water Auth. Rev.
    0.00%, 12/1/05 (2)                                                   3,000                            1,907
    0.00%, 12/1/06 (2)                                                   6,915                            4,140
    VRDO 3.65%, 12/6/95 (2)                                              6,000                            6,000
    5.00%, 12/1/04 (2)                                                   5,920                            6,093
    6.00%, 12/1/08 (2)                                                   1,600                            1,752
  Town of Hempstead GO
    5.375%, 8/1/96 (3)                                                   1,131                            1,145
    5.50%, 8/1/11 (3)                                                    2,450                            2,505
    5.625%, 2/1/11 (3)                                                     890                              923
    5.625%, 2/1/12 (3)                                                   1,490                            1,538
    5.625%, 2/1/13 (3)                                                   1,170                            1,207
  Huntington GO
    5.50%, 4/1/13 (3)                                                    3,400                            3,467
    6.70%, 2/1/10 (3)                                                      375                              435
    6.70%, 2/1/11 (3)                                                      310                              360
  City of Jamestown GO
    7.50%, 5/15/02 (2)                                                     110                              129
    7.50%, 5/15/06 (2)                                                     250                              307
  Metropolitan Transit Auth.
    of New York
    (Commuter Facilities Rev.)
    5.50%, 7/1/17 (1)                                                    2,500                            2,490
    5.625%, 7/1/15 (4)                                                   5,000                            5,002
    6.10%, 7/1/09 (1)                                                    6,035                            6,627
    6.25%, 7/1/22 (1)                                                    3,000                            3,156
    (Transportation Facilities Rev.)
    5.40%, 7/1/07 (3)                                                   17,330                           18,120
    6.00%, 7/1/11 (2)                                                    2,000                            2,056
    7.00%, 7/1/09 (2)                                                   13,650                           16,303
  Monroe County GO
    (Rochester Water Dist.)
    5.60%, 6/1/04 (3)                                                    1,235                            1,318
    5.70%, 6/1/05 (3)                                                    1,350                            1,449
    5.80%, 6/1/06 (3)                                                    1,340                            1,451
    5.90%, 2/1/07 (3)                                                      550                              597
  Montgomery, Ostego,
    Scholoharie Counties Solid Waste
    5.25%, 1/1/14 (1)                                                    1,640                            1,623
  Mount Sinai Union Free School Dist.
    6.20%, 2/15/14 (2)                                                   1,050                            1,161
    6.20%, 2/15/15 (2)                                                     540                              599
  Nassau County Combined
    Sewer Dist. GO
    4.70%, 10/1/04 (3)                                                   1,805                            1,811
    4.80%, 10/1/05 (3)                                                   1,760                            1,767
    4.90%, 10/1/06 (3)                                                   1,740                            1,749
    5.00%, 10/1/07 (3)                                                   1,715                            1,724
    5.00%, 10/1/08 (3)                                                   1,695                            1,689
    5.00%, 5/1/09 (3)                                                    3,210                            3,167
    5.00%, 5/1/10 (3)                                                    2,875                            2,820
    5.00%, 5/1/11 (3)                                                    1,770                            1,725
    5.00%, 5/1/12 (3)                                                    1,760                            1,704
    5.35%, 7/1/08 (1)                                                    4,730                            4,865
    5.35%, 1/15/09 (1)                                                   3,505                            3,574
    5.35%, 7/1/09 (1)                                                    4,635                            4,729
    5.875%, 8/1/12 (3)                                                     825                              864
    6.20%, 5/15/07 (1)                                                     840                              910
    6.20%, 5/15/08 (1)                                                     835                              905
    6.25%, 5/15/09 (1)                                                     825                              891
    6.25%, 5/15/10 (1)                                                     820                              885
  Nassau County GO
    5.00%, 11/1/97 (3)                                                   7,825                            7,975
    5.50%, 7/15/07 (1)                                                   1,270                            1,332
    5.50%, 7/15/08 (1)                                                   1,300                            1,355
    5.50%, 7/15/09 (1)                                                   1,325                            1,371
    5.50%, 7/15/10 (1)                                                   1,345                            1,387
    5.50%, 7/15/11 (1)                                                   1,370                            1,408

                                                                          Face                           Market
                                                                        Amount                            Value
                                                                         (000)                           (000)+
------------------------------------------------------------------------------------------------------------------
    5.70%, 8/1/11 (3)                                                  $ 2,000                          $ 2,095
    5.75%, 2/1/11 (1)                                                    1,100                            1,140
  New York City Cultural Resources
    (Museum of Modern Art)
    5.40%, 1/1/06 (2)                                                      805                              838
    5.40%, 1/1/12 (2)                                                    1,400                            1,411
    5.50%, 1/1/07 (2)                                                      840                              874
  New York City GO
    5.75%, 8/1/09 (3)                                                    4,250                            4,423
    6.625%, 8/1/13 (1)                                                     675                              735
    6.95%, 8/15/12 (1)                                                   1,460                            1,653
    7.10%, 2/1/09 (1)                                                    5,000                            5,683
  New York City Health &
    Hosp. Corp.
    5.625%, 2/15/13 (2)                                                 23,400                           23,751
  New York City Industrial
    Development Auth.
    (USTA Project)
    6.375%, 11/15/14 (4)                                                 2,000                            2,165
  New York City Municipal Water
    Finance Auth. Water & Sewer
    System Rev.
    VRDO 3.80%, 12/4/95 (3)                                              4,100                            4,100
    5.875%, 6/15/12 (2)                                                 20,000                           21,347
    5.875%, 6/15/13 (2)                                                 20,000                           21,397
    8.75%, 6/15/97 (6) (Prere.)                                          2,500                            2,735
  New York State Dormitory Auth.
    (City Univ. of New York)
    5.75%, 7/1/11 (3)                                                    5,950                            6,303
    6.25%, 7/1/19 (1)                                                    4,485                            4,747
    7.00%, 7/1/14 (3)                                                   20,700                           22,950
    (Colgate Univ.) 6.50%, 7/1/21 (1)                                    1,350                            1,461
    (Fashion Institute Student
    Housing Corp.)
    7.10%, 7/1/03 (1)                                                      590                              614
    7.20%, 7/1/05 (1)                                                    1,705                            1,771
    7.20%, 7/1/06 (1)                                                    1,855                            1,927
    (Fordham Univ.) 5.50%, 7/1/23 (3)                                   10,150                           10,107
    7.20%, 7/1/15 (2)                                                      710                              796
    (Foundling Charities Corp.)
    6.50%, 7/1/12 (1)                                                    6,530                            6,849
    (Iona College)
    5.25%, 7/1/08 (1)                                                    1,000                            1,012
    5.35%, 7/1/09 (1)                                                    1,000                            1,012
    7.625%, 7/1/09 (1)                                                   5,000                            5,482
    (Ithaca College)
    6.25%, 7/1/21 (1)                                                   10,000                           10,529
    (Mt. Sinai School of Medicine)
    6.75%, 7/1/15 (1)                                                    7,245                            7,988
    (New York Public Library)
    0.00%, 7/1/06 (1)                                                      910                              542
    0.00%, 7/1/07 (1)                                                    1,000                              559
    0.00%, 7/1/08 (1)                                                      910                              477
    0.00%, 7/1/09 (1)                                                      910                              447
    0.00%, 7/1/10 (1)                                                      500                              230
    0.00%, 7/1/11 (1)                                                      500                              216
    (New York Univ.)
    6.00%, 7/1/15 (3)                                                   32,165                           33,251
    6.70%, 7/1/96 (1) (Prere.)                                           1,250                            1,298
    (Rensselaer Polytech. Institute)
    6.50%, 7/1/06 (3)                                                    3,000                            3,329
    (School Dist.)
    6.00%, 7/1/15 (3)                                                    2,675                            2,733
    (Siena College)
    6.00%, 7/1/11 (1)                                                    1,500                            1,585
    (State Univ.)
    5.25%, 7/1/14 (2)                                                    1,000                              985
    5.30%, 7/1/24 (2)                                                    3,380                            3,307
    5.75%, 7/1/07 (2)                                                    2,250                            2,405
    5.75%, 7/1/08 (2)                                                    3,335                            3,547
    6.00%, 7/1/09 (2)                                                    1,590                            1,719
    (Union College)
    5.75%, 7/1/10 (3)                                                    1,800                            1,867
  New York State Energy Research &
    Development Auth. PCR
    (Niagara Mohawk)
    6.625%, 10/1/13 (3)                                                 10,000                           10,899
  New York State Medical
    Care Facility Finance Agency
    8.00%, 8/15/97 (Prere.) (8)                                          5,000                            5,431
    (Mental Health Services)
    5.50%, 8/15/21 (3)                                                   8,000                            7,934
    6.00%, 8/15/15 (1)                                                  15,000                           15,658
    6.375%, 8/15/10 (3)                                                  6,100                            6,601
    7.40%, 8/15/07 (1)                                                     890                              979
    (Sisters of Charity--Buffalo)
    6.625%, 11/1/18 (2)                                                  5,500                            5,961
  New York State Thruway Auth. Rev.
    5.50%, 1/1/23 (3)                                                    6,800                            6,715
    6.00%, 1/1/15 (3)                                                    2,350                            2,462
    6.00%, 1/1/25 (3)                                                    9,250                            9,630
    (Highway & Bridge Trust Fund)
    5.30%, 4/1/10 (1)                                                    3,775                            3,787
    5.50%, 4/1/15 (1)                                                   12,480                           12,521
    5.80%, 4/1/10 (2)                                                   14,215                           14,901
    6.00%, 4/1/09 (3)                                                    5,000                            5,358
  New York State Urban Development Corp.
    5.375%, 1/1/12 (1)                                                  14,000                           14,014
  Niagara Falls Bridge Comm.
    5.25%, 10/1/15 (3)                                                   5,000                            4,981
    6.25%, 10/1/20 (3)                                                   8,685                            9,803
    6.25%, 10/1/21 (3)                                                   9,230                           10,413

                                                                          Face                           Market
                                                                        Amount                            Value
                                                                         (000)                           (000)+
------------------------------------------------------------------------------------------------------------------
  North Hempstead GO
    6.30%, 4/1/08 (3)                                                  $ 2,055                         $  2,317
    6.40%, 4/1/10 (3)                                                    1,500                            1,701
    6.40%, 4/1/11 (3)                                                    2,075                            2,355
  North Hempstead Solid
    Waste Auth.
    5.00%, 2/1/12 (1)                                                    3,370                            3,264
  Oyster Bay Public Improvement
    5.40%, 2/15/03 (1)                                                   1,475                            1,557
    5.60%, 2/15/05 (1)                                                   1,000                            1,067
    5.70%, 2/15/07 (1)                                                     805                              863
    5.70%, 2/15/09 (1)                                                     980                            1,040
    5.70%, 2/15/11 (1)                                                     300                              317
  Rochester GO
    5.70%, 8/15/03 (2)                                                   2,330                            2,526
    5.70%, 8/15/04 (2)                                                   2,180                            2,367
  Smithtown GO
    5.25%, 4/1/06 (1)                                                    1,000                            1,030
    5.45%, 4/1/08 (1)                                                      400                              412
  Suffolk County GO
    5.00%, 4/1/06 (1)                                                    2,255                            2,279
    5.00%, 7/15/06 (3)                                                   1,000                            1,011
    5.10%, 7/15/07 (3)                                                   1,280                            1,294
    5.20%, 7/15/08 (3)                                                   1,100                            1,112
  Suffolk County Southwest
    Sewer Dist. GO 6.40%, 2/1/03 (3)                                     1,190                            1,225
  Suffolk County Water Auth.
    5.10%, 6/1/07 (1)                                                    7,110                            7,209
    5.25%, 6/1/02 (2) (Prere.)                                          21,305                           22,194
    5.25%, 6/1/10 (2) (ETM)                                              3,790                            3,821
    5.25%, 6/1/11 (2) (ETM)                                              2,380                            2,388
    5.25%, 6/1/12 (2) (ETM)                                              4,290                            4,281
    5.25%, 6/1/17 (2)                                                    1,695                            1,689
    5.75%, 6/1/02 (2) (Prere.)                                           1,100                            1,204
    5.75%, 6/1/13 (2)                                                    7,340                            7,579
  Triborough Bridge & Tunnel Auth.
    5.50%, 1/1/17 (2)                                                   18,485                           18,393
  City of Yonkers School Dist. GO
    5.375%, 8/1/96 (3)                                                     695                              704
    5.375%, 8/1/97 (3)                                                     685                              701
    5.60%, 8/1/09 (3)                                                      565                              586
    5.70%, 8/1/10 (3)                                                      545                              569
    5.75%, 8/1/11 (3)                                                      500                              522
    5.80%, 8/1/12 (3)                                                      500                              522
OUTSIDE NEW YORK:
  Puerto Rico Electric Power
    Auth. Rev.
    6.50%, 7/1/06 (1)                                                   10,000                           11,407
  Puerto Rico Public Building Auth.
    0.00%, 7/1/03 (3)                                                    4,000                            2,862
                                                                                                      ------------
           GROUP TOTAL                                                                                  690,679
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
PORTFOLIO INSURED (1.0%)
  New York State Dormitory Auth.
    (Cornell Univ.)
    6.875%, 7/1/14                                                       6,825                            7,101
  New York State Energy
    Research & Development
    (Niagara Mohawk Power Corp.)
    8.875%, 11/1/25                                                      1,100                            1,124
                                                                                                      ------------
           GROUP TOTAL                                                                                    8,225
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
SECONDARY MARKET INSURED (7.4%)
  Municipal Assistance Corp. for
    New York City 6.00%, 7/1/08 (3)                                     22,350                           23,438
  New York City Municipal Water
    Finance Auth. Water & Sewer
    System Rev.
    5.00%, 6/15/17 (3)                                                   4,000                            3,778
  New York State Dormitory Auth.
    (City Univ.)
    5.75%, 7/1/09 (3)                                                    3,750                            3,990
    (Cornell Univ.)
    7.25%, 7/1/12 (1)                                                    1,175                            1,320
    (State Univ.)
    6.00%, 5/15/17 (2)                                                   5,600                            5,718
  Port Auth. of New York &
    New Jersey
    6.50%, 1/15/26 (1)                                                   1,500                            1,605
  Triborough Bridge &
    Tunnel Auth.
    5.00%, 1/1/17 (2)                                                      105                              100
    5.00%, 1/1/17 (3)                                                      395                              375
    5.50%, 1/1/19 (2)                                                    4,000                            3,974
    6.00%, 1/1/12 (1)                                                    7,805                            8,453
    6.75%, 1/1/09 (2)                                                    3,000                            3,475
    6.875%, 1/1/15 (3)                                                   7,000                            7,762
                                                                                                      ------------
           GROUP TOTAL                                                                                   63,988
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
NON-INSURED (11.5%)
  Half Hollow Hills Central School
    Dist. TAN
    4.25%, 6/28/96                                                       3,000                            3,014
  Manhasset Union Free School
    Dist. TAN
    4.50%, 6/27/96                                                       5,800                            5,835
  Metropolitan Transit Auth.
    of New York
    8.375%, 7/1/96 (Prere.)                                              2,590                            2,714
  New York City Cultural
    Resources VRDO
    (Carnegie Hall) 4.05%, 12/6/95 (LOC)                                   600                              600

                                                                          Face                           Market
                                                                        Amount                            Value
                                                                         (000)                           (000)+
------------------------------------------------------------------------------------------------------------------
  New York City GO VRDO
    3.00%, 12/4/95 (LOC)                                                 1,400                            1,400
    3.65%, 12/6/95 (LOC)                                                 8,000                            8,000
    3.70%, 12/6/95 (LOC)                                                12,200                           12,200
    3.70%, 12/4/95 (LOC)                                                 2,000                            2,000
    3.85%, 12/4/95 (LOC)                                                 2,800                            2,800
  New York Environmental
    Facilities Water PCR
    5.20%, 5/15/14                                                       1,500                            1,438
  New York Local Govt.
    Assistance Corp. VRDO
    3.50%, 12/6/95 (LOC)                                                 1,000                            1,000
  New York State Dormitory Auth.
    (Columbia Univ.)
    5.75%, 7/1/15                                                       11,965                           12,075
  New York State Energy Research
    & Development Auth. PCR
    VRDO 3.70%, 12/4/95 (LOC)                                            8,800                           8,800
    (Long Island Lighting Co.)
    4.70%, 3/1/96 (LOC)*                                                 5,000                            5,015
  New York State Power Auth.
    7.00%, 1/1/09                                                        6,000                            6,509
  Onondaga County Public
    Improvements
    5.875%, 2/15/06                                                      1,580                            1,710
    5.875%, 2/15/08                                                      2,475                            2,662
  Triborough Bridge & Tunnel Auth.
    TOB VRDO
    3.50%, 12/7/95                                                       3,200                            3,200
  Westchester County GO
    6.70%, 11/1/08                                                       3,250                            3,819
    6.70%, 11/1/09                                                       3,645                            4,294
OUTSIDE NEW YORK:
  Puerto Rico Govt. Development
    Bank VRDO 3.30%, 12/6/95 (LOC)                                       9,600                            9,600
                                                                                                      ------------
           GROUP TOTAL                                                                                   98,685
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $803,129)                                                                                       861,577
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.3%)
------------------------------------------------------------------------------------------------------------------
  Other Assets--NOTE B                                                                                   16,413
  Liabilities                                                                                           (18,673)
                                                                                                      ------------
                                                                                                         (2,260)
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------
  Applicable to 78,036,651 outstanding
    shares of beneficial interest
    (unlimited authorization--no par value)                                                            $859,317
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                $11.01
==================================================================================================================
+ See Note A to Financial Statements.
------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
 NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------
                                                                         Amount                             Per
                                                                          (000)                           Share
                                                                      ---------                         ----------
  Paid in Capital                                                     $796,519                           $10.21
  Undistributed Net
    Investment Income                                                       --                               --
  Accumulated Net
    Realized Gains                                                       4,184                              .05
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                                               58,448                              .75
    Futures Contracts                                                      166                               --
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $859,317                           $11.01
------------------------------------------------------------------------------------------------------------------

BAN=Bond Anticipation Note

COP=Certificate of Participation

CP=Commercial Paper

GO=General Obligation

PCR=Pollution Control Revenue

RAN=Revenue Anticipation Note

TAN=Tax Anticipation Note

TOB=Tender Option Bond

TRAN=Tax Revenue Anticipation Note

VRDO=Variable Rate Demand Obligation

(ETM)=Escrowed to Maturity

(Prere.)=Prerefunded

 * Put Option Obligation.

++ Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of November 30, 1995.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association)

(2) AMBAC (AMBAC Indemnity Corporation)

(3) FGIC (Financial Guaranty Insurance Company)

(4) FSA (Financial Security Assurance)

(5) CGI (Capital Guaranty Insurance)

(6) BIGI (Bond Investors Guaranty Insurance)

(7) Connie Lee Inc.

(8) FHA (Federal Housing Authority)

The insurance does not guarantee the market value of the municipal bonds.

(LOC)=Scheduled principal and interest payments are guaranteed by bank letter of credit.

                            STATEMENT OF OPERATIONS

                                                                                                        Year Ended
                                                                                                 November 30, 1995
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
         Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  44,463
------------------------------------------------------------------------------------------------------------------
                  Total Income  . . . . . . . . . . . . . . . . . . . . . . . . .                           44,463
------------------------------------------------------------------------------------------------------------------
  EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services  . . . . . . . . . . . . . . . . . . . . . .             $   101
        Management and Administrative   . . . . . . . . . . . . . . . . . . . . .               1,343
        Marketing and Distribution  . . . . . . . . . . . . . . . . . . . . . . .                 169        1,613
                                                                                              -------
    Insurance Expense   . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   26
    Custodians' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   21
    Auditing Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    7
    Shareholders' Reports   . . . . . . . . . . . . . . . . . . . . . . . . .                                   35
    Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . . . . . . .                                    6
    Trustees' Fees and Expenses   . . . . . . . . . . . . . . . . . . . . . .                                    3
------------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,711
              Expenses Paid Indirectly--Note C  . . . . . . . . . . . . . . . . .                              (88)
------------------------------------------------------------------------------------------------------------------
                  Net Expenses  . . . . . . . . . . . . . . . . . . . . . . . . .                            1,623
------------------------------------------------------------------------------------------------------------------
                  Net Investment Income . . . . . . . . . . . . . . . . . . . . .                           42,840
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
      Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . .                            2,553
      Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              130
------------------------------------------------------------------------------------------------------------------
                 Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .                            2,683
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
      Investment Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .                           90,799
      Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,102
------------------------------------------------------------------------------------------------------------------
                 Change in Unrealized
                    Appreciation (Depreciation) . . . . . . . . . . . . . . . . .                           92,901
------------------------------------------------------------------------------------------------------------------
                 Net Increase in Net Assets
                    Resulting from Operations . . . . . . . . . . . . . . . . . .                        $ 138,424
==================================================================================================================

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED      YEAR ENDED
                                                                                      NOVEMBER 30,    NOVEMBER 30,
                                                                                              1995            1994
                                                                                             (000)           (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  42,840      $   43,141
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,683           1,995
   Change in Unrealized Appreciation (Depreciation) . . . . . . . . . . . . . . .           92,901         (95,745)
------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations   . . . .          138,424         (50,609)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (42,840)        (43,141)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --            (855)
------------------------------------------------------------------------------------------------------------------
              Total Distributions   . . . . . . . . . . . . . . . . . . . . . . .          (42,840)        (43,996)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued        --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . .          140,445         144,207
                 --In Lieu of Cash Distributions  . . . . . . . . . . . . . . . .           31,309          32,859
                 --Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . .           51,957          49,547
   Redeemed      --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (86,802)       (129,929)
                 --Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . .          (68,103)       (114,519)
------------------------------------------------------------------------------------------------------------------
              Net Increase (Decrease) from Capital Share Transactions   . . . . .           68,806         (17,835)
------------------------------------------------------------------------------------------------------------------
              Total Increase (Decrease)     . . . . . . . . . . . . . . . . . . .          164,390        (112,440)
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          694,927         807,367
------------------------------------------------------------------------------------------------------------------
   End of Year        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 859,317      $  694,927
==================================================================================================================
   (1) Distributions Per Share
       Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . .             $.581           $.588
       Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . .                --           $.012
------------------------------------------------------------------------------------------------------------------
   (2) Shares Issued and Redeemed
       Issued                                                                               18,283          18,358
       Issued in Lieu of Cash Distributions                                                  2,958           3,139
       Redeemed                                                                            (14,879)        (23,433)
------------------------------------------------------------------------------------------------------------------
                                                                                             6,362          (1,936)
------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                                                                              Year Ended November 30,
                                                               ----------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995       1994       1993      1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . .          $9.70     $10.97     $10.45    $10.04       $9.66
                                                                 -------   -------     ------    ------      ------
INVESTMENT OPERATIONS
   Net Investment Income . . . . . . . . . . . . . . . .           .581       .588       .594      .631        .639
   Net Realized and Unrealized Gain (Loss)
     on Investments  . . . . . . . . . . . . . . . . . .          1.310     (1.258)      .665      .410        .380
                                                                 -------   -------     ------    ------      ------
        TOTAL FROM INVESTMENT OPERATIONS . . . . . . . .          1.891      (.670)     1.259     1.041       1.019
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income  . . . . . . . .          (.581)     (.588)     (.594)    (.631)      (.639)
   Distributions from Realized Capital Gains . . . . . .             --      (.012)     (.145)       --          --
                                                                 ------     ------     ------    ------      ------
        TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . .          (.581)     (.600)     (.739)    (.631)      (.639)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . .         $11.01      $9.70     $10.97    $10.45      $10.04
===================================================================================================================
TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . .        +19.90%     -6.37%    +12.42%   +10.63%     +10.87%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions) . . . . . . . . . . .           $859       $695       $807      $574        $408
Ratio of Expenses to Average Net Assets  . . . . . . . .          .22%*       .22%       .19%     .23%+       .27%+
Ratio of Net Investment Income to
   Average Net Assets  . . . . . . . . . . . . . . . . .          5.51%      5.60%      5.47%     6.11%       6.48%
Portfolio Turnover Rate  . . . . . . . . . . . . . . . .            10%        20%        10%       28%         19%
-------------------------------------------------------------------------------------------------------------------

+  Insurance expense represents .01% and .01%.

* Effective in fiscal 1995, does not include expense reductions from directed brokerage and custodian fee offset arrangements. The 1995 Ratio of Expenses to Average Net Assets is .21% after including these reductions. See Note C.

                        NOTES TO FINANCIAL STATEMENTS


Vanguard New York Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund invests in securities of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the State of New York.


A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Municipal bonds are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by an independent pricing service.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. FUTURES: The Fund utilizes Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Fund may purchase futures contracts instead of municipal bonds when futures contracts are believed to be priced more attractively than municipal bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity.

    The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the price of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

4. DISTRIBUTIONS: Distributions from net investment income are declared on a daily basis payable on the first business day of the following month. Annual distributions from realized gains, if any, are recorded on the ex-dividend date. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1995, the Fund had contributed capital of $102,000 to Vanguard (included in Other Assets), representing .5% of Vanguard's capitalization. The Fund's officers and trustees are also officers and directors of Vanguard.

C. The Fund's investment adviser may direct certain new issue portfolio trades, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund a portion of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended November 30, 1995, directed brokerage and custodian fee offset arrangements reduced the Fund's expenses by $67,000 and $21,000, respectively. The combined expense reduction represented .01 of 1% of average net assets.

D. During the year ended November 30, 1995, the Fund made purchases of $125,923,000 and sales of $70,369,000 of investment securities other than temporary cash investments.

The Fund utilized a capital loss carryforward of $435,000 to offset taxable capital gains realized during the year ended November 30, 1995.

E. At November 30, 1995, unrealized appreciation of investment securities for financial reporting and Federal income tax purposes aggregated $58,448,000 of which $58,688,000 related to appreciated securities and $240,000 related to depreciated securities.

At November 30, 1995, the Fund had long positions in Municipal Bond Index futures contracts expiring in December 1995 with an aggregate settlement value and net unrealized appreciation of $25,974,000 and $1,126,000, respectively. The aggregate settlement value of short positions in U.S. Treasury Bond futures contracts expiring in December 1995, and the related unrealized depreciation were $25,434,000 and $960,000, respectively. The market value of securities deposited as initial margin for open futures contracts was $6,050,000.

                        REPORT OF INDEPENDENT ACCOUNTS



To the Shareholders and Board of Trustees
Vanguard New York Insured Tax-Free Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New York Insured Tax-Free Fund (the "Fund") at November 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
December 29, 1995

                             TRUSTEES AND OFFICERS


JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO           IAN A. MACKINNON
Senior Vice President         Senior Vice President
Information Technology        Fixed Income Group

JEREMY G. DUFFIELD            F. WILLIAM MCNABB III
Senior Vice President         Senior Vice President
Planning & Development        Institutional

JAMES H. GATELY               RALPH K. PACKARD
Senior Vice President         Senior Vice President
Individual Investor Group     Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS
Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio
Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS
MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                          [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                          Vanguard Financial Center
                       Valley Forge, Pennsylvania 19482
                            New Account Information:
                                1 (800) 662-7447

                        Shareholder Account Services:
                               1 (800) 662-2739

                                   Q760-11/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                   VANGUARD NEW YORK INSURED TAX-FREE FUND
                               EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through six.

Line charts illustrating cumulative performance between Vanguard New York Insured Tax-Free Fund, Lehman Municipal Bond Index and Average New York Insured Municipal Fund, average Annual Total Returns for the period April 7, 1986, to November 30, 1995 appear at the top of page two.

A line chart of the Month-End Yields of 30-Year Prime Municipal Bond and 90-Day MIG 1 Note for the fiscal years 1991 through 1995 appears at the upper left of page three.

A running head featuring an hour glass, compass and telescope, and battleships in the background appears at the top of page seven.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages eight & nine.

A running head featuring open log book, pen and battleships in the background appears at the top of pages ten through eighteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty.

A running had featuring birds flying and ship in the background appears at the top of the inside back cover.